
SPROUTS
FARMERS MARKET
It's
Healthy Living
for less!

Investor Deck

May 2014

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the "Company")or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company's estimated growth, expected results and long-term financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to successfully open new stores; the Company's ability to manage its rapid growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted diluted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. In addition, in comparing its results to the comparable periods of 2012, the Company has presented 2012 financial results on a pro forma basis as if the May 2012 business combination with Sunflower Farmers market, Inc. ("Sunflower Transaction") had occurred on the first day of the Company's 2012 fiscal year. See the Appendix for unaudited supplemental pro forma condensed consolidated financial information. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the "Henry's Transaction") with Henry's Holdings, LLC ("Henry's") and the Sunflower Transaction (collectively, the "Transactions"), gain and losses from disposal of assets, the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted diluted earnings per share as adjusted net income divided by the weighted average diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets and the loss on extinguishment of debt.

These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company's business, or as a measure of cash that will be available to meet the Company's obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company's results as reported under GAAP.

See the Appendix for reconciliation for these non-GAAP measures to the comparable GAAP measures.


BULK FOODS

Overview of Sprouts








SPROUTS

Sprouts Delivers Healthy Living for Less!

SPROUTS FARMERS MARKET

- ✓ High-growth, value-oriented fresh, natural and organic food retailer
- ✓ Broad consumer appeal
- ✓ One of the largest natural and organic retailers
- ✓ Significant momentum
- ✓ Significant white space opportunity





It's Healthy Living for less!

Sprouts has a Differentiated Go-to-Market Strategy

SPROUTS FARMERS MARKET

HEALTH → **SELECTION** → **VALUE** → **SERVICE**


VITAMINS




Blackberries or Raspberries



Complete Natural & Organic Offering

An Engaged, Loyal Customer Base Leading to Strong Financial Performance and Significant New Unit Growth Opportunity

It's Healthy Living for less!

Sprouts has a Long Runway for Growth as Consumers Seek Healthy Products at a Great Value

Significant Market Opportunity As Sprouts Offers Conventional Consumers a Superior Experience[1]



$600B U.S. Supermarket Industry
SFM Current Market Share: 0.4% / $2.4 bn
Natural & Organic: 9% / $54 bn
Other, incl. Conventional Supermarkets: ~91% / ~$546 bn
Our Potential Opportunity

Multiple of Current Sales $	Implied Sprouts % Market Share
Current Sales	0.4 %
2x	0.8 %
5x	2.0 %
10x	4.0 %

Sprouts is Outpacing Relevant Segments[2]

✓ Sprouts growing at an estimated 7.5x U.S. Supermarkets



1.0x
2.5x
4.2x
5.0x
7.5x
U.S. Supermarkets
Vitamins & Supplements
Value
Natural & Organic
Sales CAGR:
2.4%
5.8%
10.1%
12.0%
18.1%

- ✓ Natural and organic market expected to double to $113bn by 2020[1]
- ✓ Sprouts is benefitting from greater focus on preventative health, childhood obesity and specialty diets
- ✓ Consumers are increasingly focused on value and healthier options

[1] Source: Progressive Grocer 2012 and Nutrition Business Journal 2013

[2] Chart data represents the compound annual growth rate ("CAGR") of U.S. grocery sales. Value segment defined as dollar stores (Dollar General, Dollar Tree, Family Dollar). Sources: Progressive Grocer (U.S. Supermarket Industry, 2008 – 2012), Nutrition Business Journal (Vitamins & Supplements 1998– 2012; Natural & Organic 1998 – 2012), and company filings (Value, 2008 – 2013).

It's Healthy Living for less!

Sprouts "Flips" the Conventional Grocery Store Model

- ✓ Produce surrounded by a complete grocery offering
- ✓ Differentiated assortment of high-quality, healthy alternatives
- ✓ Farmers market inspired, open store layout with low profile displays
- ✓ Convenient, small-box: 25 – 28k sq. ft.
- ✓ Comfortable, easy to shop environment
- ✓ Full grocery store


DAIRY
FROZEN FOODS
PRODUCE
BEER & WINE
MEAT
FROZEN FOODS
GROCERY
BULK FOODS
DELI
PROMOTIONAL DISPLAYS
VITAMINS & BODYCARE
CHECKSTANDS
FLORAL
BAKERY
DELI SEATING
ENTRANCE

With a Broad Appeal, Sprouts is Successful in a Variety of Markets

SPROUTS FARMERS MARKET

Broad Customer Demographics

- ✓ Middle income and up
- ✓ Educated
- ✓ Wide spectrum of demographic and ethnic makeups
- ✓ Wanting to eat healthier
- ✓ Looking for value



Draw Traffic in Variety of Markets

- ✓ Densely populated, urban areas as well as smaller metropolitan markets
  - Los Angeles and El Paso
- ✓ "Natural / lifestyle" markets and more "traditional" markets
  - Colorado and Oklahoma
- ✓ Successful in new as well as highly competitive and penetrated markets

"Sprouts Proves That Eating Healthy Can Be Affordable"

It's Healthy Living for less!

Fresh Produce is at the Core of Sprouts' Offering

SPROUTS FARMERS MARKET

Regional Buying Model	Produce Sourced and Distributed In-House	Local Sourcing, Deep Industry Relationships	Limited CapEx Required for New Distribution Centers
			

- ✓ Produce is a common denominator among customers
- ✓ Supply chain system scalable to support growth
- ✓ Focus on freshness, speed-to-market and value
- ✓ Prices significantly below competitors drive trial and traffic

Current Produce Distribution Centers



It's Healthy Living for less!

Reaching a Broad Base of Consumers in Both Traditional and Digital Mediums


SPECIAL
SPROUTS FARMERS MARKET
BIG BRAND Sale!
Cantaloupes
2 for $1
88¢
48¢
ORGANIC

- ✓ More than 12 million weekly circulars
- ✓ Reinforces health-focused, value offering throughout the store
- ✓ 30+ annual promotions[1], which drive transition to increased basket size and higher margin
- ✓ Digital and social platforms for relevance today and tomorrow


BIG BRAND Sale!
DOUBLE AD WEDNESDAYS!
SIP SUMMER Sale
50% OFF
Gluten FREE Jubilee
VITAMIN & BODY CARE
EXTRAVAGANZA
25% OFF
FREE Sale!
Sprouts BRAND Sale
TRY OUR BRAND!
FROZEN FRENZY
20% OFF

[1] Represents planned promotions at each store during FY 2014.

It's Healthy Living for less!

Sprouts Grows its Share of Consumers' "Food Retail Wallet"

Increasing Average Basket Size and Gross Margin Over Time



LIFESTYLE
Over Time Make Sprouts Their Primary Grocery Store



TRANSITION
Then Shop an Increasing Number of Departments



TRIAL
Consumers Start with High Quality Produce

It's Healthy Living for less!

Estimated 15+ Years of New Store Growth

Proven Concept: 172 stores in nine states as of May 9, 2014

- ✓ Strong performance across all markets, demographics and real estate venues
- ✓ Opened 19 stores in 2013 with a target of 12% unit growth over at least the next five years
  - 23-24 new stores planned in 2014 (14% unit growth)
- ✓ Demographics allow for deep penetration in markets



Nevada
3
Utah
3
Colorado
24
Kansas
1
75
California
Arizona
26
New Mexico
6
Oklahoma
5
Texas
29
Missouri
Arkansas
Tennessee
North Carolina
South Carolina
Georgia
Louisiana
Mississippi
Alabama
Florida
Existing Market
Target Near Term New Market

Potential U.S. Store Count[1]



~1,200
7.0x
172
1.7x
300 in Existing Markets
As of May 9, 2014
Potential

[1] Based on an assumed new store growth rate of 12% per year and research conducted by Buxton Company in 2012.

It's Healthy Living for less!

Sprouts' Consistent Growth in Competitive Markets

Case Study of a Sprouts Phoenix Location


($ in '000s)
Average Weekly Sales (1)
Whole Foods opened 2002
+1%
+15%
+30%
Wal-Mart opened
Trader Joe's opened
+11%
+3%
Costco opened
+7%
Frys Marketplace re-opened
+7%
+4%
Target added P-Fresh
+10%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Broad Appeal Makes Sprouts a Formidable Competitor

1 Not indicative of every store location.


BULK FOODS

SPROUTS
FARMERS MARKET

Business & Financial Performance








SPROUTS

A Powerful Long-Term Growth Engine

10%+ Natural / Organic Sector Growth	Consistent Store Performance Across Geographies and Vintages	Comp Growth and Margin Expansion in Existing Stores	Compelling Store-Level Economics	One of the Best White Space Opportunities in the Public Markets	Leverage Infrastructure for Scale and Growth

- ✓ High, balanced sales growth
- ✓ Margin expansion in existing stores
- ✓ Operating leverage from scale and infrastructure
- ✓ Deleverage capital structure

Long-Term Net Earnings Growth Target of 20%+

History of Organic Growth

Pro Forma Net Sales[1]

($ in mm)



'08 – '13 CAGR: 18.2%
$1,059
$1,239
$1,490
$1,723
$1,991
$2,438
2008
2009
2010
2011
2012
2013

Pro Forma Comparable Store Sales Growth[2]



11.6%
2.6%
4.9%
2.3%
7.4%
5.1%
14.8%
9.7%
20.4%
10.7%
2009
2010
2011
2012
2013
Prior Period
Current Period
Two-Year Stacked

Balanced Sales Growth Across Comparable Store Sales Growth and New Store Openings

[1] Pro forma net sales reflect the net sales of our predecessor entity and Sunflower as if the Henry's Transaction and Sunflower Transaction had been consummated on the first day of fiscal 2008.

[2] "Comparable store sales growth" refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Henry's Transaction and the Sunflower Transaction had been consummated on the first day of fiscal 2007. Comparable store sales growth on a "two-year stacked basis" is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.

Consistent and Strong Sales Growth


Pro Forma Net Sales
($ in mm)
YoY Growth: 22.4%
YoY Growth: 26.0%
$1,723
$1,991
$2,438
$574
$723
2011
2012
2013
Q1 2013
Q1 2014

Note: Pro forma financial information on this slide gives effect to the Henry's Transaction and the Sunflower Transaction for all periods presented.

Momentum Continued Through Q1

Highlights

- ✓ Consumers focus on value and health continues to generate strong same store sales, customer traffic and top-line sales
- ✓ 26% Q1 2014 Sales Growth
- ✓ Opened 5 new stores as of May 9, 2014, on track for annual target of 23-24 openings

Pro Forma Comparable Store Sales Growth[1]



8.0 %
12.8 %
18.1 %
8.0 %
20.8 %
12.8 %
Q1 2013
Q1 2014
Q1 2013
Q1 2014
Q1
2-Year Stacked



18.1 %
8.0 %
21.0 %
10.8 %
20.2 %
10.2 %
22.4 %
13.8 %
20.8 %
12.8 %
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
2-Year Stacked

1. "Comparable store sales growth" refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Henry's Transaction and the Sunflower Transaction for all periods presented. Pro forma comparable store sales growth on a "two-year stacked basis" is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.

It's Healthy Living for less!

Robust Earnings Growth


Adj. EBITDA[1]
($ in mm)
YoY Growth: 33%
YoY Growth: 49%
$147.3
$195.2
$52.1
$77.5
2012
2013
Q1 2013
Q1 2014
% Margin
7.4%
8.0%
9.1%
10.7%


Adj. Net Income[2]
($ in mm)
YoY Growth: 69%
YoY Growth: 90%
$40.0
$67.4
$18.6
$35.4
2012
2013
Q1 2013
Q1 2014

Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012.
[1] See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income.
[2] See the Appendix to this presentation for a reconciliation of adjusted net income to net income.

Compelling Unit Economics

Target New Store Economics	
Store Size	25 – 28k sq. ft.
Net Cash Investment[1]	$2.8 million
First Year Sales	~$10 – $12 million
Initial Sales Growth	20-30% over 3 – 4 years

Pre-Tax Cash-on-Cash Returns	**35%-40% within 3-4 years**

[1] Includes store build-out (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.

It's Healthy Living for less!

Long-Term Financial Targets

Unit Growth	~12%
Comparable Store Sales Growth	6%+
Total Sales Growth	~15%
EBIT Growth	17 – 20%
Net Income Growth	20%+

Note: These targets are forward-looking statements, are subject to significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, see the Forward-Looking Statements disclaimer to this presentation, as well as the risks and uncertainties described under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and the Company's other filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Why Sprouts is a Compelling Investment

- ✓ Authentic Natural and Organic Food Offering at Great Value → ✓Significantly lower prices
- ✓ Fast Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds → ✓11% CAGR to $113B in 2020
- ✓ Significant New Store Growth Opportunity Supported by Broad Demographic Appeal → ✓1,200 potential stores (7x current base)
- ✓ Proven and Replicable Store Model with Compelling Unit Economics → ✓Target 35 – 40% cash-on-cash returns
- ✓ Resilient Business Model Delivering Strong Financial Performance and Strong Comparable Store Sales Growth → ✓ 20% 2-year comps
- ✓ Passionate Team with a Customer-Focused Culture



It's Healthy Living for less!


BULK FOODS

Appendix: Supplemental Materials








SPROUTS

Non-GAAP Reconciliation

The following table shows a reconciliation of adjusted and pro forma adjusted net income , and adjusted EBITDA to net income for the thirteen ended March 30, 2014 and net income for the thirteen weeks ended March 31, 2013:

	Thirteen Weeks Ended			
	March 30, 2014		March 31, 2013	
	Actual		Actual	
Net income	$	33,733	$	18,117
Income tax provision		21,565		11,897
Net income before income taxes		55,298		30,014
Store closure and exit costs (a)		533		775
Costs associated with acquisitions and integration (b)		-		(15)
Loss on disposal of assets (c)		727		7
Secondary offering expenses including employment taxes on options exercises (d)		1,404		-
Adjusted income tax provision (e)		(22,604)		(12,201)
Adjusted net income		35,358		18,580
Interest expense, net		6,466		10,160
Adjusted income tax provision (e)		22,604		12,201
Adjusted earnings before interest and taxes (EBIT)		64,428		40,941
Depreciation, amortization and accretion		13,035		11,112
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)	$	77,463	$	52,053

Adjusted Net Income Per Share

Net income per share - basic	$	0.23	$	0.14
Per share impact of net income adjustments	$	0.01	$	0.01
Adjusted net income per share - basic	$	0.24	$	0.15
Net income per share - diluted	$	0.22	$	0.14
Per share impact of net income adjustments	$	0.01	$	-
Adjusted net income per share - diluted	$	0.23	$	0.14

(a) **Store closure and exit costs** have been excluded from adjusted EBITDA, and from adjusted net income. For the thirteen weeks ended March 30, 2014 these costs included relocation of one store and ongoing expenses related to prior closures. For the thirteen weeks ended March 30, 2013 these consist primarily of the costs to close a former Sunflower warehouse following the Sunflower Transaction and adjustments to sublease estimate for stores and facilities already closed.

(b) **Costs associated with acquisitions and integration** represent the costs to integrate the combined businesses resulting from the Sunflower and Henry's Transactions. These expenses include professional fees and severance, which the Company excludes from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of the Company's operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(c) **Loss on disposal of assets** represents the losses recorded in connection with the disposal of property and equipment. The Company excludes losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(d) **Secondary offering expenses including employment taxes on options exercises** represents expenses the Company incurred in its secondary public offering and employment taxes paid by the Company in connection with options exercised in that offering. The Company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(e) **Adjusted income tax provision** for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (d) above based on statutory tax rates for the period. The Company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

It's Healthy Living for less!



SPROUTS
FARMERS MARKET
It's
Healthy Living
for less!